UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report

January 24, 2013

(Date of earliest event reported)

Torch Energy Royalty Trust

(Exact name of registrant as specified in its charter)

Delaware	1-12474	74-6411424
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Rodney Square North

1100 North Market Street

Wilmington, Delaware 19890

(Address of principal executive offices, including zip code)

302/636-6435

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

3.01(a)

On January 24, 2013, the Torch Energy Royalty Trust (“Trust”) received notice (the “Notice”) from NYSE Regulation, Inc. (“NYSE Regulation”) informing the Trust that NYSE Regulation has determined to commence proceedings to delist the Trust’s units from the New York Stock Exchange (“NYSE”), with trading of the units to be suspended prior to the opening of NYSE trading on January 30, 2013.

NYSE Regulation informed the Trust that the delisting determination was based on the Trust’s delay in filing its Annual Report for the year ended December 31, 2011 on Form 10-K (“2011 Form 10-K”) and subsequent Quarterly Reports for the fiscal quarters ending in 2012 with the Securities and Exchange Commission (“SEC”). The Trust had previously utilized the six-month cure period under Section 802.01C of the NYSE Listed Company Manual and a subsequent three-month extension of the filing date for the Annual Report to January 16, 2013 from NYSE Regulation, the Trust was unable to file the Annual Report by this extended deadline. NYSE Regulation declined the Trust’s request for further extension under Section 802.01C of the NYSE Listed Company Manual of the filing deadline.

NYSE Regulation also noted that the average closing price of the Trust’s units had previously fallen below the NYSE’s continued listing minimum share price standard (Section 802.01E of the NYSE Listed Company Manual) of $1.00 over a consecutive 30 trading day period.

A copy of the Trust’s press release announcing the NYSE’s notification is attached as Exhibit 99.1.

Cautionary Statement on Risks Associated with the Trust’s Forward-Looking Statements.

This Form 8-K contains forward-looking statements, as defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, by the Trust that are subject to risks and uncertainties. The words “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “may,” “should,” “could,” and similar expressions are intended to identify such statements. Forward-looking statements are not guarantees of future performance and are to be interpreted only as of the date on which they are made. The Trust undertakes no obligation to update or revise any forward-looking statement except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Torch Energy Royalty Trust Press Release dated January 24, 2013.

The Trust will post this Form 8-K on its Internet website at www.torchroyalty.com. References to the Trust’s website address are included in this Form 8-K and the press release only as inactive textual references and the Trust does not intend them to be active links to its website. Information contained on the Trust’s website does not constitute part of this Form 8-K or the press release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TORCH ENERGY ROYALTY TRUST

By: Wilmington Trust Company, not in its individual capacity but solely as Trustee for the Trust

Date: January 24, 2013	By:	/s/ Bruce L. Bisson
Bruce L. Bisson,
Group Vice President

(The Trust has no employees, directors or executive officers.)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Torch Energy Royalty Trust Press Release dated January 24, 2013.